UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 5, 2026

Date of Report (Date of earliest event reported)

Pono Capital Four, Inc.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43191	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 210, 2nd Floor Windward III, Regatta Office Park, PO Box 500

Grand Cayman, Cayman Islands

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (206) 923-9234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one right to receive one-fifth of one Class A Ordinary Share	PONOU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	PONO	The Nasdaq Stock Market LLC
Rights, to receive one-fifth of one Class A Ordinary Share	PONOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 5, 2026, Pono Capital Four, Inc. (“Pono” or “Parent”), a Cayman Islands exempted company (which shall de-register from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation prior to the Closing Date), entered into a Merger Agreement, by and among Pono, Pono Four Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Parent (“Merger Sub”), and Blackstar Orbital Technologies Corporation, a Delaware corporation (“Blackstar”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). Capitalized terms used in this Current Report on Form 8-K (the “Current Report”) but not otherwise defined herein have the meanings given to them in the Merger Agreement.

On November 5, 2026, Pono, Merger Sub and Blackstar entered into a First Amendment to the Merger Agreement (the “Amendment”). Pursuant to the Amendment, the parties agreed to (i) amend and restate in its entirety the definition of “Base Purchase Price” in Section 1.1 of the Merger Agreement to reduce the Base Purchase Price, which is used to determine the number of Parent Shares constituting the Aggregate Merger Consideration payable to Blackstar’s securityholders, from $380,000,000 to $200,000,000, (ii) amend the definition of “Equity Plan Reserve” in Section 1.1 of the Merger Agreement, and make conforming changes to Sections 3.1(f) and 3.7(a)(vii)(D) of the Merger Agreement, to increase the number of Parent Shares reserved for issuance under the Equity Incentive Plan as of the Closing from 6,000,000 Parent Shares to 7,400,000 Parent Shares and (iii) amend and restate in its entirety the definition of “Company Outside Closing Date” in Section 1.1 of the Merger Agreement to extend the Company Outside Closing Date from March 31, 2027 to June 30, 2027. Except as expressly provided in the Amendment, the terms of the Merger Agreement remain unchanged and in full force and effect.

A copy of the Amendment to the Merger Agreement is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference, and the foregoing description of the Amendment to the Merger Agreement is qualified in its entirety by reference thereto.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to shareholders of Pono for their consideration. Pono intends to file the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Pono’s shareholders as of a record date to be established for voting on the Business Combination. Pono may also file other relevant documents regarding the Business Combination with the SEC. Pono’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement / Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with Pono’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about Pono, Blackstar and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Pono, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Pono’s Chief Executive Officer at Suite 210, 2nd Floor Windward III, Regatta Office Park, PO Box 500, Grand Cayman, Cayman Islands.

Participants in the Solicitation

Pono and Blackstar and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about the directors and executive officers of Parent and Blackstar and a description of their interests in Parent, Blackstar and the Business Combination will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Proposed Business Combination and the projected future financial performance of Blackstar following the Proposed Business Combination; (3) changes in the market for Blackstar’s services and technology, expansion plans and opportunities; (4) the sources and uses of cash in connection with the Proposed Business Combination; (5) the anticipated capitalization and enterprise value of the combined company following the consummation of the Proposed Business Combination; (6) the projected technological developments of Blackstar; (7) current and future potential commercial and customer relationships; (8) the ability to operate efficiently at scale; (9) anticipated investments in capital resources and research and development, and the effect of these investments; (10) the ability of the combined company to issue equity or equity-linked securities in the future; (11) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (12) the outcome of any legal proceedings that may be instituted against Blackstar or Pono following announcement of the Proposed Business Combination and the transactions contemplated thereby; (13) the inability to complete the Proposed Business Combination due to, among other things, the failure to obtain Pono shareholder approval on the expected terms and schedule as well as the risk that regulatory approvals required for the Proposed Business Combination are not obtained or are obtained subject to conditions that are not anticipated; (14) the risk that the Proposed Business Combination or another business combination may not be completed by Pono’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (15) unexpected costs related to the Proposed Business Combination; (16) limited liquidity and trading of Pono’s securities; (17) geopolitical risk and changes in applicable laws or regulations; (18) the possibility that Pono and/or Blackstar be adversely affected by other economic, business, and/or competitive factors; (19) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Proposed Business Combination; and (20) expectations related to the terms and timing of the Proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Pono and Blackstar’s management teams and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Pono and Blackstar. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” contained in Pono’s filings with the SEC, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that Pono has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Pono nor Blackstar presently know or that Pono and Blackstar currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Pono’s and Blackstar’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Pono and Blackstar anticipate that subsequent events and developments will cause Pono’s and Blackstar’s assessments to change. However, while Pono and Blackstar may elect to update these forward-looking statements at some point in the future, Pono and Blackstar specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Pono’s and Blackstar’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	First Amendment to the Merger Agreement, dated as of November 5, 2026, by and among Pono Capital Four, Inc., Pono Four Merger Sub, Inc. and Blackstar Orbital Technologies Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2026

PONO CAPITAL FOUR, INC.

By:	/s/ Dustin Shindo
Name:	Dustin Shindo
Title:	Chief Executive Officer